                                POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John W. Lyle, with full power to act, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to this registration statement, including post-effective amendments, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorney-in-fact and agents of any of them, or any substitute or substitutes, lawfully do or cause to be done by virtue hereof.


NAME                                           TITLE                             DATE
----                                           -----                             ----

              /s/ JOHN W. LYLE                 President, Chief Executive        March 10, 1999
--------------------------------------------   Officer and Director
             (JOHN W. LYLE)

           /s/ DONALD G. DRAPKIN               Director                          March 10, 1999
--------------------------------------------
             (DONALD G. DRAPKIN)

            /s/ JAMES R. LEDLEY                Assistant Secretary and           March 10, 1999
--------------------------------------------   Director
              (JAMES R. LEDLEY)

           /s/ DIETER A. SULSER                Director                          March 10, 1999
--------------------------------------------
             (DIETER A. SULSER)

             /s/ MICHAEL HYATT                 Director                          March 10, 1999
--------------------------------------------
               (MICHAEL HYATT)

             /s/ ROGER H. KIMMEL               Director                          March 10, 1999
--------------------------------------------
              (ROGER H. KIMMEL)

              /s/ GARY ANTHONY                 Chief Financial Officer           March 10, 1999
--------------------------------------------
               (GARY ANTHONY)
